UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2019

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

16941 Keegan Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

(310) 735-0092

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 22, 2019, Barbara Palmer, a Class I Director of U.S. Auto Parts Network, Inc. (the “Company”) and a member of the Nominating and Corporate Governance Committee and the Compensation Committee, resigned from the Board of Directors and each committee thereof.

Effective on May 22, 2019, Bradley Wilson, a Class II Director, and a member of the Audit Committee, resigned from the Board of Directors and each committee thereof.

 Item 5.07. Submission of Matters to a Vote of Security Holders

On May 22, 2019, U.S. Auto Parts Network, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 38,203,919 shares of the Company’s common stock and series A convertible preferred stock were entitled to vote as of March 25, 2019, the record date for the Annual Meeting. There were 31,013,390 shares present in person or by proxy at the Annual Meeting, at which the Company’s stockholders were asked to vote on two proposals. The proposals are described in more detail in the Company’s definitive proxy statement dated April 9, 2019 for the Annual Meeting. Set forth below are the matters acted upon by the Company’s stockholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Directors

The stockholders elected three Class I directors to serve a three-year term, until the Company’s 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Jay K. Greyson	18,228,992	778,814	12,005,584
Mehran Nia	18,811,846	195,960	12,005,584
Barbara Palmer(1)	13,574,623	5,433,183	12,005,584

______________

(1)  As described in Item 5.02 above, Ms. Palmer resigned as a member of the Board of Directors and each committee thereof on May 22, 2019.

Proposal No. 2 – Ratification of the Selection of Independent Auditors

The stockholders voted to ratify the selection of RSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2019. The results of the vote were as follows:

For	Against	Abstaining	Broker Non-Votes
30,838,446	129,503	45,441	−

No other matters were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Auto Parts Network, Inc.

Dated: May 24, 2019	By:	/s/ David Meniane
	Name:	David Meniane
	Title:	COO & CFO